SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 10, 2005

Triad Automobile Receivables Trust 2005-A

(Issuer with respect to Securities)

Triad Financial Corporation

(Exact name of registrant as specified in its charter)

California	333-90130	33-0356705

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Daniel D. Leonard Triad Financial Corporation 7711 Center Avenue Huntington Beach, California		92647

(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including area code:	(714)373-8300

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

     Incorporation of Certain Documents by Reference

     The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2004 and December 31, 2003, and for each of the years in the three-year period ended December 31, 2004, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 15, 2005; Securities and Exchange Commission File No. 1-10777), the unaudited consolidated financial statements of Ambac Assurance and subsidiaries as of March 31, 2005 and March 31, 2004 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2005 (which was filed with the Commission on May 10, 2005) and the Current Reports on Form 8-K filed with the Securities and Exchange Commission on May 5, 2005, April 20, 2005 and April 11, 2005, as each related to Ambac Assurance Corporation, are hereby incorporated by reference into the registration statement and prospectus supplement and will be deemed to be a part hereof.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibit:

     23.1 Consent of KPMG LLP, Independent Registered Public Accounting Firm of Ambac Assurance Corporation.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIAD FINANCIAL CORPORATION
By:	/s/ Daniel D. Leonard
	Name:	Daniel D. Leonard
	Title:	Senior Vice President—Portfolio Management

Dated: May 10, 2005

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm of Ambac Assurance Corporation.